UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Blvd. Suite 100
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 525-5535

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Radhika Tripuraneni to the Board of Directors

On July 26, 2022, the Board of Directors (the “Board”) of Terns Pharmaceuticals, Inc. (the “Company”) appointed Radhika Tripuraneni, M.D., M.P.H. to serve as a Class II director until her successor is duly elected and qualified or until her earlier death, resignation or removal. Dr. Tripuraneni was also appointed to the serve as a member of the Audit Committee of the Board.

There is no arrangement or understanding between Dr. Tripuraneni and any other person pursuant to which she was appointed as a director of the Company, and there are no family relationships between Dr. Tripuraneni and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Dr. Tripuraneni has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Dr. Tripuraneni is eligible to receive cash compensation and equity awards pursuant to the amended and restated compensation program for the Company’s non-employee directors, which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2022.

Item 7.01 Regulation FD Disclosure.

On July 27, 2022, the Company announced the appointment of Dr. Tripuraneni to the Board. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Terns Pharmaceuticals, Inc. on July 27, 2022.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date:	July 27, 2022	By:	/s/ Bryan Yoon
Bryan Yoon Chief Operating Officer & General Counsel